UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2024
___________________________

Gold Flora Corporation
(Exact name of registrant as specified in its charter)
___________________________

Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)
(949) 252-1908
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Limited Receivership Stayed

As previously reported, on October 4, 2024, the Court of Chancery of the State of Delaware (the “Court”) granted an order advancing a motion for sanctions brought by the former directors (the “Order”) in Michael Auerbach v. Gold Flora Corporation (C.A. No. 2024-0225-MTZ) and Daniel Fireman, Christopher Akelman, Octavio Boccalandra v. Left Coast Ventures, Inc. (C.A. No. 2023-0588-MTZ). Pursuant to the Order, the Court appointed Molly DiBianca of Clark Hill PLC (the “Limited Receiver”) as a limited purpose receiver to take such action that the Limited Receiver determines in good faith is appropriate to cause the Company and LCV to satisfy the amounts due under the Order, including accessing financial records and negotiation of a payment plan with the former directors (the “Charge”) pursuant to Title 8, Section 322 of the Delaware General Corporation Law.

On November 4, 2024, the Court issued a stipulation and order (the “Stipulation”) and the Limited Receiver filed an interim report (the “Report”). The Stipulation requires the Company to pay an aggregate of $150,000 per month to the satisfy amounts due under the Order. Pursuant to the Report, the Limited Receiver stayed the limited receivership, conditioned upon the Company’s compliance with the payment plan and satisfaction of any future advancement demands brought by the former directors.

On November 6, 2024, the Company issued a press release announcing the stay of limited purpose receivership. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Title
99.1*	Press Release of Gold Flora Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*        Furnished but not filed.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

Dated: November [_], 2024	By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer